As filed with the Securities and Exchange Commission on September 9, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-0560

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        JOHN HANCOCK INVESTMENT TRUST III
                (Name of Registrant as Specified in Its Charter)

                        JOHN HANCOCK INVESTMENT TRUST III
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm


                                                                 October 5, 1999

Dear Fellow Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the John Hancock International Fund.

As you know, John Hancock Advisers, Inc. serves as your fund's investment adviser. John Hancock Advisers International Limited serves as a subadviser to your fund, providing the fund with investment advice. To provide the fund with additional international advisory expertise, your fund's Trustees are asking you to approve a new subadvisory contract between the adviser and Indocam International Investment Services.

Your fund's Trustees are also asking you to amend investment restrictions that limit your fund's abilities on borrowing and lending. Updating these restrictions will give your fund the flexibility of being able to borrow from other funds in the John Hancock family, rather than from banks.

No Cost to Your Fund or Change in Investment Objective

Though these proposals require your vote, please be assured that your fund will not bear the cost for either the voting process or making the changes. In addition, these proposals do not in any way signal a change in your fund's investment objective. Your fund's portfolio management team will continue to seek long-term growth of capital by investing primarily in stocks of companies outside the United States.

These proposals have been unanimously approved by your fund's Board of Trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                    Sincerely,


                                    /s/Edward J. Boudreau, Jr.
                                    --------------------------
                                    Edward J. Boudreau, Jr.
                                    Chairman and CEO

Q: Who is Indocam International Investment Services?


A: Indocam International Investment Services (IIIS) is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole, one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

Indocam is a global investment firm, with a presence in financial centers around the world, including Paris, London, Frankfurt, Hong Kong, Tokyo, Singapore, New York and Boston. Based in Paris, Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors around the world.

In addition to other management responsibilities, Indocam International Investment Services serves as a subadviser to the John Hancock European Equity Fund. Indocam Asia Advisers Limited, an affiliate of IIIS and subsidiary of Indocam, serves as a subadviser to the John Hancock Pacific Basin Equities Fund.

Q: How can the addition of Indocam International Investment Services to the portfolio management team benefit me?

A: Upon approval of the proposed new subadvisory contract, the fund's day-to-day portfolio management responsibilities will be assumed by Indocam International Investment Services. Based in Paris, a team of portfolio managers at IIIS will be able to draw on the vast investment experience of strategists, analysts and portfolio managers in Indocam's offices around the world. Your fund's Trustees believe that the investment advice and local insight IIIS will be able to provide into European and other international financial markets should benefit you and your fund.

Q: Does this change in portfolio management signify a change in the fund's investment objective and strategy?

A: No, these proposals do not in any way signal a change in your fund's investment objective or strategy. Your fund will continue to seek long-term growth of capital by investing primarily in stocks of companies outside the United States. To pursue this objective, your fund's portfolio management team will continue to identify investment opportunities by focusing on country allocation and stock selection.

Q: Why are the fund's investment restrictions on borrowing money and making loans being amended?

A: Updating these restrictions will provide your fund with the flexibility to make loans to and borrow from other John Hancock mutual funds, rather than from banks. Your fund will likely receive more favorable loan terms and incur fewer transaction costs through interfund borrowing. Your fund also will benefit from the flexibility of being able to invest excess cash by lending to other John Hancock mutual funds. These updated policies will be consistent with other John Hancock mutual funds.

Q:  How do I vote?


A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on December 1, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations.

                         JOHN HANCOCK INTERNATIONAL FUND
                (a series of John Hancock Investment Trust III)
                              101 Huntington Avenue
                                Boston, MA 02199


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 1999


This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock International Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services. Your board of trustees recommends that you vote FOR this proposal.

2.(a)-(b)  Proposals  to amend the fund's investment restrictions  on  borrowing money and making loans. Your board of trustees recommends that you vote FOR this proposal.

3.         Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 14, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                    By order of the board of trustees,

                                    /s/Susan S. Newton
                                    ------------------
                                    Susan S. Newton
                                    Secretary


October 5, 1999

                               PROXY STATEMENT OF
                         JOHN HANCOCK INTERNATIONAL FUND
                (a series of John Hancock Investment Trust III)

This proxy statement contains the information you should know before voting on the proposals as summarized below.

Your fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's semiannual and annual report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the principal executive offices of the fund, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

2.(a)-(b)  Proposals to amend the fund's investment restrictions on borrowing money and making loans.

3.         Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to fund shareholders on or about October 5, 1999.

Who is Eligible to Vote?

Shareholders of record on September 14, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT CONTRACT

John Hancock Advisers, Inc. (the "adviser") serves as your fund's investment adviser and is responsible for providing the fund with a continuous investment program under an investment management contract dated January 1, 1994 (the "management contract"). The management contract was most recently approved by the shareholders of the fund at a meeting for that purpose held on June 26, 1996.

The adviser hired John Hancock Advisers International Limited ("JHAI") to serve as a sub-investment adviser to the fund under a sub-investment management contract dated January 1, 1994 (the "existing contract"). JHAI, subject to the review of the fund's trustees and the overall supervision of the adviser, provides the fund with investment advice. The existing contract was approved by the shareholders of the fund on January 1, 1994.


At a meeting of your fund's trustees held on September 14, 1999, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to recommend that shareholders of your fund approve a new subadvisory contract (the "proposed contract") between the adviser and Indocam International Investment Services ("IIIS"). The form of proposed contract is attached to this proxy statement as Exhibit A.

Pursuant to the proposed contract, IIIS will serve as a co-subadviser to the fund, together with JHAI, in order to provide the fund with additional international advisory expertise. IIIS, with its principal office in Paris, France, will be able to provide the fund with investment advice and local insight into European and other international financial markets.

Approval of the proposed contract will not result in any increase in fees payable by the fund. As with JHAI under the existing contract, the adviser will be solely responsible for paying the subadvisory fee to IIIS under the proposed contract.

Under the proposed contract, IIIS will provide the fund with advice and recommendations regarding the fund's investments. IIIS will also provide the fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets.

Indocam International Investment Services

IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

IIIS currently serves as investment adviser to The France Growth Fund, Inc., a registered closed-end investment company. In addition, IIIS serves as subadviser to three open-end investment companies (mutual funds): BNY Hamilton International Equity Fund, Victory International Growth Fund and John Hancock European Equity Fund. For each fund managed or subadvised by IIIS with a similar investment objective, the asset size and the fee rate payable to them are as follows:

--------------------------------------------------------------------------------
                                Fund
Fund                            Assets*     Fee Rate
--------------------------------------------------------------------------------
BNY Hamilton International      $7.7        0.425% of average daily net assets
Equity Fund                     million     (Sub-investment management fee)
Victory International Growth    $133        0.55% of average daily net assets
Fund                            million     (Sub-investment management fee)
*As of June 30, 1999.

Although IIIS operates on a fully independent basis and makes its own investment decisions in rendering investment advice, it has access to the extensive research and other resources of CNCA's group of affiliated entities. The investment personnel of IIIS also are employed by and act as investment personnel for Indocam and/or Indocam Hong Kong Limited, an affiliate of IIIS that serves as adviser to certain Asian country funds. The address of IIIS is 90 Boulevard Pasteur, Paris, France 75015.

The principal executive officer and the directors of IIIS are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name*                                    Principal Occupation
--------------------------------------------------------------------------------
Jean-Claude Kaltenbach                   Chairman and Chief Executive Officer
Principal Executive Officer, Chairman    of IIIS.
--------------------------------------------------------------------------------
Ian Gerald McEvatt                       Managing Director and Chief Investment
Director                                 Officer of Indocam Hong Kong Ltd.
--------------------------------------------------------------------------------
Claude Rene Doumic                       Chairman of Societe de Port de Tanger
Director                                 (closed-end fund).
--------------------------------------------------------------------------------
Didier Guyot de la Pommeraye             International Development for Indosuez
Director                                 Asset Management.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Charles Denis Jules Vergnot              Chairman of Danubexsa.
Director
--------------------------------------------------------------------------------
Eric Harrison Jostrom                    Chief Executive Officer and Chief
Director                                 Investment Officer of Constitution
                                         Management Company, Inc.
--------------------------------------------------------------------------------
* The business address of each person listed is 90 Boulevard Pasteur, Paris, France 75015.

The Adviser

The adviser is a wholly owned subsidiary of The Berkeley Financial Group, Inc. (the "Berkeley Group"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Insurance Company"). The adviser currently has more than $30 billion assets under management in its capacity as investment adviser to the fund and other funds in the John Hancock Group of Funds as well as other institutional accounts.

The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name and Address                         Principal Occupation
--------------------------------------------------------------------------------
Edward J. Boudreau, Jr.                  Chairman and Chief Executive Officer
Principal Executive Officer, Chairman    of the adviser, the Berkeley Group,
101 Huntington Avenue                    John Hancock Funds, Inc., Transamerica
Boston, MA 02199                         Fund Management Company, Sovereign
                                         Asset Management Corporation, NM
                                         Capital Management, Inc., JHAI and
                                         First Signature Bank & Trust Company;
                                         Director of John Hancock Insurance
                                         Agency, Inc. and John Hancock Advisers
                                         International (Ireland) Ltd.
--------------------------------------------------------------------------------
Foster L. Aborn                          Director of John Hancock Insurance
Director                                 Agency, Inc., John Hancock Capital
John Hancock Place                       Growth Management, Inc., the Berkeley
P.O. Box 111                             Group, the adviser, John Hancock
Boston, MA 02117                         Funds, Inc., Independence Investment
                                         Associates, Inc., the Insurance
                                         Company, John Hancock Capital
                                         Corporation and John Hancock
                                         Subsidiaries, Inc.
--------------------------------------------------------------------------------
Stephen L. Brown                         Chairman and Chief Executive Officer
Director                                 of the Insurance Company; Director of
John Hancock Place                       John Hancock Insurance Agency, Inc.,
P.O. Box 111                             the Berkeley Group, the adviser, John
Boston, MA 02117                         Hancock Funds, Inc. and John Hancock
                                         Subsidiaries, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David F. D'Alessandro                    Director of John Hancock Insurance
Director                                 Agency, Inc., the adviser, the
John Hancock Place                       Berkeley Group, John Hancock Funds,
P.O. Box 111                             Inc., John Hancock Subsidiaries, Inc.;
Boston, MA 02117                         Chairman and Director, John Hancock
                                         Variable  Life  Insurance  Company  and
                                         John  Hancock   Mutual  Life  Insurance
                                         Company of America; Director, President
                                         and  Chief  Operating  Officer  of  the
                                         Insurance Company.
--------------------------------------------------------------------------------
John M. DeCiccio                         Director of John Hancock Insurance
Director                                 Agency, Inc., the Berkeley Group, the
John Hancock Place                       adviser, John Hancock Funds, Inc. and
P.O. Box 111                             the Insurance Company.
Boston, MA 02117
--------------------------------------------------------------------------------
William C. Fletcher                      President and Director of Independence
Director                                 Investment Associates, Inc.; Director
John Hancock Place                       of Independence International
P.O. Box 111                             Associates, Inc., John Hancock
Boston, MA 02117                         Insurance Agency, Inc., the Berkeley
                                         Group, the adviser, John Hancock
                                         Funds, Inc., Hancock Natural Resource
                                         Group, Inc., Hancock Energy Resources
                                         Management, Inc.; Chairman and
                                         Director of JHM Capital Management,
                                         Inc.
--------------------------------------------------------------------------------
Maureen R. Ford                          President of broker/dealer
Director                                 distribution of the Insurance Company;
101 Huntington Avenue                    Director of the adviser, the Berkeley
Boston, MA 02199                         Group, John Hancock Funds, Inc.;
                                         President and Director of John Hancock
                                         Insurance Agency, Inc.
--------------------------------------------------------------------------------
Anne C. Hodsdon                          Director, President and Chief
Director, President, Chief Operating     Operating Officer of the adviser and
Officer and Chief Investment Officer     the Berkeley Group; Director and
101 Huntington Avenue                    Executive Vice President of John
Boston, MA 02199                         Hancock Funds, Inc.; President and
                                         Director of NM Capital Management, Inc,
                                         Sovereign Asset Management  Corporation
                                         and   Transamerica    Fund   Management
                                         Company;   Director  of  John   Hancock
                                         Insurance  Agency,  Inc.,  John Hancock
                                         International (Ireland) Ltd.
                                         and JHAI.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David A. King                            Chief Executive Officer, President and
Director                                 Director of John Hancock Signature
John Hancock Place                       Services, Inc.; Chairman of Networking
P.O. Box 111                             Insurance Agency; Vice Chairman of
Boston, MA 02117                         First Signature Bank & Trust; Director
                                         of John Hancock Insurance Agency,
                                         Inc., the adviser, the Berkeley Group
                                         and John Hancock Funds, Inc.; Senior
                                         Vice President of the Insurance
                                         Company.
--------------------------------------------------------------------------------
Jeanne M. Livermore                      Director of John Hancock Insurance
Director                                 Agency, Inc., the Berkeley Group, the
John Hancock Place                       adviser, John Hancock Funds, Inc., and
P.O. Box 111                             JHAI; Senior Vice President of the
Boston, MA 02117                         Insurance Company.
--------------------------------------------------------------------------------
Thomas E. Moloney                        Chief Financial Officer of the
Director                                 Insurance Company; Director of John
John Hancock Place                       Hancock Insurance Agency, Inc., the
P.O. Box 111                             adviser, the Berkeley Group, John
Boston, MA 02117                         Hancock Funds, Inc., John Hancock
                                         Realty   Services   and  John   Hancock
                                         Capital  Corporation;  Chairman of John
                                         Hancock  Property & Casualty;  Director
                                         and  Chief  Financial  Officer  of John
                                         Hancock  Subsidiaries,  Inc.;  Director
                                         and Chairman of John Hancock  Signature
                                         Services, Inc.
--------------------------------------------------------------------------------
Richard S. Scipione                      General Counsel of the Insurance
Director                                 Company; Director of John Hancock
John Hancock Place                       Insurance Agency, Inc., Sovereign
P.O. Box 111                             Asset Management Corporation, NM
Boston, MA 02117                         Capital Management, Inc., the Berkeley
                                         Group, the adviser, John Hancock
                                         Funds, Inc. and Signator Investors,
                                         Inc.
--------------------------------------------------------------------------------
Robert H. Watts                          Executive Vice President of Signator
Director                                 Investors, Inc.; Senior Vice President
John Hancock Place                       of the Insurance Company; Director of
P.O. Box 111                             John Hancock Insurance Agency, Inc.,
Boston, MA 02117                         the Berkeley Group, the adviser and
                                         JHAI.
--------------------------------------------------------------------------------

John Hancock Advisers International Ltd.

JHAI is a wholly owned subsidiary of the adviser and currently manages more than $400 million in assets.

The principal executive officer and the directors of JHAI are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name and Address                         Principal Occupation
--------------------------------------------------------------------------------
Edward J. Boudreau, Jr.                  Chairman and Chief Executive Officer
Chairman                                 of the adviser, the Berkley Group,
101 Huntington Avenue                    John Hancock Funds, Inc., Transamerica
Boston, MA 02199                         Fund Management Company, Sovereign
                                         Asset Management Corporation, NM
                                         Capital Management, Inc., JHAI and
                                         First Signature Bank & Trust Company;
                                         Director of John Hancock Insurance
                                         Agency, Inc. and John Hancock Advisers
                                         International (Ireland) Ltd.
--------------------------------------------------------------------------------
John L. Wills                            Managing Director and Director of
Managing Director                        JHAI; Senior Vice President of
Duke's Court, 6th Floor                  adviser; Director of John Hancock
32-36 Duke Street St. James's            Advisers International (Ireland) Ltd.
London SWIY6DF
--------------------------------------------------------------------------------
Anne C. Hodsdon                          Director, President and Chief
Director                                 Operating Officer of the adviser and
101 Huntington Avenue                    the Berkeley Group; Director and
Boston, MA 02199                         Executive Vice President of John
                                         Hancock  Funds,  Inc.;   President  and
                                         Director of NM Capital Management, Inc,
                                         Sovereign Asset Management  Corporation
                                         and   Transamerica    Fund   Management
                                         Company;   Director  of  John   Hancock
                                         Insurance  Agency,  Inc.,  John Hancock
                                         International (Ireland) Ltd.
                                         and JHAI.
--------------------------------------------------------------------------------
Jeanne M. Livermore                      Director of John Hancock Insurance
Director                                 Agency, Inc., the Berkeley Group, the
John Hancock Place                       adviser, John Hancock Funds, Inc., and
P.O. Box 111                             JHAI; Senior Vice President of the
Boston, MA 02117                         Insurance Company.
--------------------------------------------------------------------------------
Robert H. Watts                          Executive Vice President of Signator
Director                                 Investors, Inc.; Senior Vice President
John Hancock Place                       of the Insurance Company; Director of
P.O. Box 111                             John Hancock Insurance Agency, Inc.,
Boston, MA 02117                         the Berkeley Group, the adviser and
                                         JHAI.
--------------------------------------------------------------------------------

The Proposed and Existing Contracts

The following is a summary of the material terms of the proposed and existing contracts. In describing the proposed contract, this summary is qualified by reference to the form of proposed contract attached to this proxy statement as Exhibit A.

Compensation. The existing contract and the proposed contract (collectively, the "contracts") provide that JHAI or IIIS, as the case may be, is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contracts also provide that the adviser, not the fund, will pay the subadvisory fees.

The proposed contract requires the adviser to pay quarterly to IIIS a subadvisory fee, which is accrued daily and on an annual basis is equal to 55% of the gross management fee received by the adviser with respect to the fund's average daily net assets.

The existing contract requires the adviser to pay JHAI a subadvisory fee, which is accrued daily, based on a percentage of the fund's average daily net assets as follows:

--------------------------------------------------------------------------------
          Average Daily Net Assets         Percent of Average Daily Net
               Managed by JHAI                        Assets
--------------------------------------------------------------------------------
             First $200 million                       0.70%

          Amount Over $200 million                   0.6375%

For the fund's fiscal year ended October 31, 1998, the adviser paid JHAI $107,099 in subadvisory fees.

If the proposed contract is approved by the fund's shareholders, JHAI will voluntarily limit its subadvisory fee to 0.05% of the fund's average daily net assets effective December 2, 1999 or such later date as determined by the officers of the fund.

Term. If approved by shareholders of the fund, the proposed contract will take effect as of December 1, 1999 and will remain in effect until December 1, 2001. Thereafter, the proposed contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in Both Contracts and in the Management Contract."

Provisions Contained in Both Contracts and in the Management Contract

Limitation of Liability. The management and the subadvisory contracts provide that the adviser, JHAI and IIIS are not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser, JHAI or IIIS in the performance of its duties or from the reckless disregard of its obligations and duties under the contracts.

Termination, Continuance and Amendment. Except as described above for the proposed contract, each contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your fund's trustees, or (b) a majority of your fund's outstanding voting securities, as defined in the 1940 Act. Each contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by the adviser, JHAI or IIIS, as the case may be. Each contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the fund's investment adviser.

Use of Name "John Hancock." Under the management contract and the existing contract, if the adviser ceases to act as the fund's investments adviser, the fund (to the extent that it lawfully can) must cease to use the name "John Hancock International Fund" or any name derived from the name "John Hancock" or any other name indicating that the fund is advised by or otherwise associated with the adviser.

The Management Contract

Under the management contract, the adviser, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. The adviser furnishes the fund with advice and recommendations consistent with the investment policies of the fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

o advises the fund in connection with policy decisions to be made by the trustees;

o furnishes the fund with research, economic and statistical data in connection with the fund's investments and policies;

o provides day-to-day administration;

o investigates and conducts relations with issuers of securities to be purchased by the fund;

o provides required reports and recommendations to the trustees and maintains the records of the fund; and

o assists the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides the fund with office space, supplies and other facilities required for the business of the fund. The adviser pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the fund are borne by the fund, including fees of the independent trustees and all fees of lawyers and accountants. The Fund pays an investment management fee to the adviser approximately equivalent on an annual basis to a stated percentage of the average daily net assets of the fund as set forth below:

                Net Asset Value                       Annual Rate
                ---------------                       -----------

           First $250 million                             1.00%
           Next $250 million                              0.80%
           Next $250 million                              0.75%
           Amount Over $750 million                      0.625%

The adviser has voluntarily agreed to reduce management fees and other expenses payable in order to limit the fund's total operating expenses to 0.90% of the fund's average daily net asset. This agreement may be modified or discontinued by the adviser at any time. During the fiscal year ended October 31, 1998, the adviser did not receive any management fees from the fund.

Analysis of Proposal and Review of Trustees

The trustees have determined that the terms of the proposed contract are fair and reasonable. In approving the proposed contract and recommending its approval by the shareholders of the fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the fund and took into account all factors they deemed relevant.

In evaluating the proposed contract, the trustees carefully reviewed materials furnished by the adviser relating to IIIS and its affiliates and their personnel, operations and financial condition. The trustees considered the extensive international investment management expertise of IIIS as beneficial to the fund.. The trustees also deemed important the favorable history, reputation and qualification of IIIS' parent company, Credit Agricole, and the level of resources available to IIIS through Credit Agricole and its subsidiaries in providing investment subadvisory services to the fund. Additionally, the trustees considered that JHAI will voluntarily agree to limit its subadvisory fee to 0.05% of the fund's average daily net assets effective as of December 1, 1999 or such later date as determined by the officers of the fund. Other factors deemed important by the trustees in making their recommendation are (i) the possibility of benefits that may be realized by the fund as a result of IIIS serving as the fund's investment subadviser; and (ii) other factors deemed relevant by the trustees.

The trustees also considered possible benefits to IIIS under the proposed contract, including the ability of IIIS (a) to cause the fund to execute securities transactions with brokers that are affiliated with Credit Agricole, subject to compliance with the requirements of the 1940 Act and procedures adopted by, and with the oversight of, the trustees and (b) to obtain soft dollar brokerage and research services from brokers that are not affiliated with Credit Agricole who effect securities transactions on behalf of the fund. Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the trust, the adviser, JHAI or IIIS.

Trustees' Evaluation and Recommendation

The trustees, including all of the independent trustees, by a vote cast at a meeting held on September 14, 1999 unanimously approved and voted to recommend to the shareholders of the fund that they adopt the proposed contract. If the shareholders of the fund approve the proposed contract, the proposed contract will take effect as of December 1, 1999.

The trustees of your fund recommend that the shareholders of your fund vote "for" the proposed contract.

                             PROPOSALS 2(a) AND 2(b)

               AMENDMENTS TO THE FUND'S INVESTMENT RESTRICTIONS ON
                        BORROWING MONEY AND MAKING LOANS

The adviser and your fund's board of trustees recommend that the following changes be made to your fund's fundamental investment restrictions on borrowing money and making loans. These changes will provide your fund with the flexibility to make loans to and borrow from other John Hancock mutual funds. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval. Before any John Hancock mutual fund can engage in interfund borrowing, it will require an exemptive order from the Securities and Exchange Commission. Your fund currently does not have such an order, but would like the flexibility to seek one.

The adviser expects that you will benefit from the proposed changes to your fund's fundamental investment restrictions. Your fund will benefit from the flexibility of being able to borrow money from other funds in the John Hancock family, rather than from banks. In addition, your fund will likely receive more favorable loan terms and incur fewer transaction costs through interfund borrowing. Your fund also will benefit from the flexibility of being able to invest excess cash by making loans to other John Hancock mutual funds. In addition, the borrowing restriction will be liberalized to the extent permitted under the 1940 Act, consistent with other John Hancock mutual funds.

Proposed Amendments to Investment Restrictions

The table below sets forth the fund's current fundamental restrictions on borrowing money and making loans in the left hand column and the proposed amended restrictions in the right hand column.



                                  Proposal 2(a)

 ----------------------------------------- -----------------------------------------
     Current Fundamental Restriction           Amended Fundamental Restriction
 ----------------------------------------- -----------------------------------------
  The Fund may not borrow money,           The fund may not borrow money,
  except from banks as a temporary         except: (i) for temporary or short-term
  measure for extraordinary emergency      purposes or for the clearance of
  purposes in amounts not to exceed 33     transactions in amounts not to exceed
  1/3% of the value of the Fund's total    33 1/3% of the value of the fund's total
  assets (including the amount             assets (including the amount borrowed)
  borrowed) taken at market value.         taken at market value; (ii) in
                                           connection with the redemption of
                                           fund shares or to finance failed
                                           settlements of portfolio trades without
                                           immediately liquidating portfolio
                                           securities or other assets; (iii) in
                                           order to fulfill commitments or plans
                                           to purchase additional securities
                                           pending the anticipated sale of other
                                           portfolio securities or assets; (iv) in
                                           connection with entering into reverse
                                           repurchase agreements and dollar rolls,
                                           but only if after each such borrowing
                                           there is asset coverage of at least
                                           300% as defined in the 1940 Act; and
                                           (v) as otherwise permitted under the
                                           1940 Act.  The fund may borrow money
                                           from other investment companies managed
                                           or distributed by the fund's investment
                                           adviser or any affiliate of the
                                           investment adviser.  For purposes of
                                           this  investment   restriction,   the
                                           deferral   of   trustees'   fees  and
                                           transactions    in   all   types   of
                                           derivative   transactions   are   not
                                           considered to be borrowing.
 ----------------------------------------- -----------------------------------------


                                       15



                                  Proposal 2(b)

 ----------------------------------------- -----------------------------------------
     Current Fundamental Restriction           Amended Fundamental Restriction
 ----------------------------------------- -----------------------------------------
 The Fund may not make loans, except       The Fund may not make loans, except
 that the Fund may  purchase or hold       that the Fund may (i) purchase or hold
 debt instruments in accordance with the   debt instruments in accordance with the
 Fund's investment policies and may make   Fund's investment policies, (ii) make
 loans of portfolio securities provided    loans to other investment companies
 that as a result no more than 33 1/3%     managed or distributed by the fund's
 of the Fund's total assets taken at       investment adviser or any affiliate of
 current value would be so loaned.  The    the investment adviser, and (iii) make
 Fund does not, for this purpose,          loans of portfolio securities provided
 consider the purchase of repurchase       that as a result no more than 33 1/3%
 agreements, bank certificates of          of the Fund's total assets taken at
 deposit, bank loan participation          current value would be so loaned.  The
 agreements, bankers' acceptances, a       Fund does not, for this purpose,
 portion of an issue of publicly           consider the purchase of repurchase
 distributed bonds, debentures or other    agreements, bank certificates of
 securities, whether or not the purchase   deposit, bank loan participation
 is made upon the original issuance of     agreements, bankers' acceptances, a
 the securities, to be the making of a     portion of an issue of publicly
 loan.                                     distributed bonds, debentures or other
                                           securities, whether or not the purchase
                                           is made upon the original issuance of
                                           the securities, to be the making of a
                                           loan.
 ----------------------------------------- -----------------------------------------

Board Evaluation and Recommendation

The trustees believe that the proposed amendments to the fund's investment restrictions will more clearly reflect current regulatory practice and will expand the borrowing and lending opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals to change the fund's fundamental investment restrictions as described above.

Each proposal will be voted on separately, so that if the required approval of a change to a restriction is not obtained, the existing investment restriction(s) will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote "for" the proposals to amend the fund's investment restrictions.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

         or

(2)      more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.


                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $1,184, which will be paid by the adviser.

The mailing address of the fund, the adviser and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 14, 1999, _____________ shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 14, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 14, 1999, the following persons owned of record or beneficially 5% or more of the outstanding shares of your fund.

--------------------------------------------------------------------------------
Name and Address                                       Number of Shares Owned
--------------------------------------------------------------------------------


As of September 14, 1999, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

                                   Exhibit A

                        JOHN HANCOCK INVESTMENT TRUST III

                         John Hancock International Fund



                       Sub-Investment Management Contract








                                                         Dated December 1, 1999

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                        JOHN HANCOCK INVESTMENT TRUST III
                        - John Hancock International Fund
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                   INDOCAM INTERNATIONAL INVESTMENT SERVICES
                              90 Boulevard Pasteur
                               Paris, FRANCE 75015


                       Sub-Investment Management Contract
                       ----------------------------------


Ladies and Gentlemen:

         John Hancock Investment Trust III (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the date hereof, the Trust has four series of shares, representing interests in John Hancock Global Fund, John Hancock Large Cap Growth Fund, John Hancock International Fund, and John Hancock Mid Cap Growth Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the John Hancock International Fund (the "Fund"), and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated July 1, 1996, between the Trust, the Fund and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected Indocam International Investment Services (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Amended and Restated Declaration of Trust of the Trust, dated July 1, 1996, as amended from time to time (the "Declaration of Trust");

         (b) By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

         (d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

         (e) the Investment Management Contract;

         (f) the Fund's portfolio compliance checklists;

         (g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information; and

         (h) the Fund's Code of Ethics.

         The Trust will furnish to the Sub-Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will have investment discretion with respect to the Fund and will at its own expense:

         (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options;

         (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

         (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) subject  to  prior  consultation  with  the  Adviser,   engage  in
negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

         (g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

         (h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

         (i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

         (j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this Agreement:

         (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

         (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

         (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

         (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(j) to the Adviser;

         (f) brokers' commissions and underwriting fees; and

         (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee reviewed by the Adviser.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

         In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

         Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust and the Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the
Fund  is  advised  by  or  otherwise  connected  with  the  Adviser.   The  Fund
acknowledges that it has adopted the name John Hancock International Fund through permission of John Hancock Mutual Life Insurance Company, a
Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2001, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by
(a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous. (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Investment Trust III is the designation of the Trustees under the Amended and Restated Declaration of Trust dated July 1, 1996, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust. (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

                                    Yours very truly,

                                    JOHN HANCOCK INVESTMENT TRUST III
                                    on behalf of John Hancock International Fund

                                    By:
                                       --------------------------------------
                                                    President

The foregoing contract is hereby agreed to as of the date hereof.

JOHN HANCOCK ADVISERS, INC.

By: ______________________________________
    Vice Chairman and Chief Investment Officer

INDOCAM INTERNATIONAL INVESTMENT SERVICES

By: ____________________________
Name:
Title:

s:\funds\invtriii\interntl\subinvmgcnt

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                         JOHN HANCOCK INTERNATIONAL FUND
                SPECIAL MEETING OF SHAREHOLDERS- DECEMBER 1, 1999

The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Anne C. Hodsdon, Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock International Fund ("International ") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of International Equity to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on December 1, 1999 at 9:00 a.m., eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 5, 1999 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals.


Date___________________________________,


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other authorized officer.

o    If a partnership, please sign in partnership name by authorized person


----------------------------------------
Signature

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each Item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.

1 To approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

        FOR       AGAINST      ABSTAIN

       [   ]       [   ]        [   ]

2(a)   To amend the fund's investment restriction on borrowing money.

        FOR       AGAINST      ABSTAIN

       [   ]       [   ]        [   ]

2(b)   To amend the fund's investment restriction on making loans.

        FOR       AGAINST      ABSTAIN

       [   ]       [   ]        [   ]



           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm



                                                                 October 5, 1999

Dear Fellow Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the John Hancock Global Fund.

As you know, John Hancock Advisers, Inc. serves as your fund's investment adviser. John Hancock Advisers International Limited serves as a subadviser to your fund, providing the fund with investment advice. To provide the fund with additional international advisory expertise, your fund's Trustees are asking you to approve a new subadvisory contract between the adviser and Indocam International Investment Services.

Your fund's Trustees are also asking you to remove or amend several investment restrictions that limit your fund's ability to respond to changing market conditions. Updating these restrictions will bring the fund in line with established standards maintained by the majority of funds within John Hancock Funds.

No Change in Investment Objective

It is important to note that these proposals do not in any way signal a change in your fund's investment objective. Your fund will continue to seek long-term growth of capital by investing primarily in stocks of companies located throughout the world, including the United States.

These proposals have been unanimously approved by your fund's Board of Trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need  additional  information,  please contact your
investment   professional  or  call  your  Customer  Service  Representative  at
1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M.
Eastern Time. I thank you for your prompt vote on this matter.

                                    Sincerely,


                                    /s/Edward J. Boudreau, Jr.
                                    --------------------------
                                    Edward J. Boudreau, Jr.
                                    Chairman and CEO

Q: Who is Indocam International Investment Services?

A: Indocam International Investment Services (IIIS) is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole, one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

Indocam is a global investment firm, with a presence in financial centers around the world, including Paris, London, Frankfurt, Hong Kong, Tokyo, Singapore, New York and Boston. Based in Paris, Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors around the world.

In addition to other management responsibilities, Indocam International Investment Services serves as a subadviser to the John Hancock European Equity Fund. Indocam Asia Advisers Limited, an affiliate of IIIS and subsidiary of Indocam, serves as a subadviser to the John Hancock Pacific Basin Equities Fund.

Q: How can the addition of Indocam International Investment Services to the portfolio management team benefit me?

A: Upon approval of the proposed new subadvisory contract, the fund's day-to-day portfolio management responsibilities will be assumed by Indocam International Investment Services. Based in Paris, a team of portfolio managers at IIIS will be able to draw on the vast investment experience of strategists, analysts and portfolio managers in Indocam's offices around the world. Your fund's Trustees believe that the investment advice and local insight IIIS will be able to provide into European and other international financial markets should benefit you and your fund.

Q: Does this change in portfolio management signify a change in the fund's investment objective and strategy?

A: No, these proposals do not in any way signal a change in your fund's investment objective or strategy. Your fund will continue to seek long-term growth of capital by investing primarily in stocks of companies located throughout the world, including the United States. To pursue this objective, your fund's portfolio management team will continue to identify investment opportunities by focusing on country allocation and stock selection.

Q: Will the addition of Indocam International Investment Services to the portfolio management team cause in increase in my fund's management fee?

A: No, there will be no change to your fund's management fee.

Q:  Why are several investment restrictions being amended?

A: Your fund's restrictions were drafted in 1986, when the fund began and are now more restrictive than federal law requires. Relaxing these restrictions will bring your fund into conformity with the standards maintained by most of John Hancock's other funds. Other restrictions have been modernized to give your fund more flexibility to respond to opportunities in the marketplace and to give your fund consistency with other John Hancock funds.

Q:  How do I vote?


A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on December 1, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations.

                            JOHN HANCOCK GLOBAL FUND

                (a series of John Hancock Investment Trust III)

                             101 Huntington Avenue

                                Boston, MA 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 1999

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Global Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services. Your board of trustees recommends that you vote FOR this proposal.

2(a)-(j). Proposals to amend the fund's investment restrictions. Your board of trustees recommends that you vote FOR these proposals.

3.        Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 14, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                   By order of the board of trustees,

                                   /s/Susan S. Newton
                                   ------------------
                                   Susan S. Newton
                                   Secretary

October 5, 1999
030PX 10/99

                               PROXY STATEMENT OF

                            JOHN HANCOCK GLOBAL FUND

                (a series of John Hancock Investment Trust III)


This proxy statement contains the information you should know before voting on the proposals as summarized below.

Your fund will furnish without charge a copy of its most recent semiannual report and annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's semiannual report and annual report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the principal executive offices of the fund, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

2(a)-(j). Proposals to amend the fund's investment restrictions.

3.        Any other business that may properly come before the meeting.


This proxy statement and the proxy card are being mailed to fund shareholders on or about October 5, 1999.

Who is Eligible to Vote?

Shareholders of record on September 14, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                               APPROVAL OF A NEW

                       SUB-INVESTMENT MANAGEMENT CONTRACT

John Hancock Advisers, Inc. (the "adviser") serves as your fund's investment adviser and is responsible for providing the fund with a continuous investment program under an investment management contract dated July 1, 1996 (the "management contract"). The management contract was most recently approved by the shareholders of the fund at a meeting for that purpose held on June 26, 1996.

The adviser hired John Hancock Advisers International Limited ("JHAI") to serve as a sub-investment adviser to the fund under a sub-investment management contract dated October 1, 1992 (the "existing contract"). JHAI, subject to the review of the fund's trustees and the overall supervision of the adviser, provides the fund with investment advice. The existing contract was approved by the shareholders of the fund on September 25, 1992.

At a meeting of your fund's trustees held on September 14, 1999, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to recommend that shareholders of your fund approve a new subadvisory contract (the "proposed contract") between the adviser and Indocam International Investment Services ("IIIS"). The form of proposed contract is attached to this proxy statement as Exhibit A.

Pursuant to the proposed contract, IIIS will serve as a co-subadviser to the fund, together with JHAI, in order to provide the fund with additional international advisory expertise. IIIS, with its principal office in Paris, France, will be able to provide the fund with investment advice and local insight into European and other international financial markets.

Approval of the proposed contract will not result in any increase in fees payable by the fund. As with JHAI under the existing contract, the adviser will be solely responsible for paying the subadvisory fee to IIIS under the proposed contract.

Under the proposed contract, IIIS will provide the fund with advice and recommendations regarding the fund's investments. IIIS will also provide the fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets.

Indocam International Investment Services

IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

IIIS currently serves as investment adviser to The France Growth Fund, Inc., a registered closed-end investment company. In addition, IIIS serves as subadviser to three open-end investment companies (mutual funds): BNY Hamilton International Equity Fund, Victory International Growth Fund and John Hancock European Equity Fund. For each fund managed or subadvised by IIIS with a similar investment objective, the asset size and the fee rate payable to them are as follows:

Fund                                       Fund  Assets*             Fee Rate
--------------------------------------------------------------------------------

BNY Hamilton International Equity Fund     $7.7 million               0.425%
                                                                 (Sub-investment
                                                                 management fee)

Victory International Growth Fund          $133 million               0.550%
                                                                 (Sub-investment
                                                                 management fee)

*As of June 30, 1999.

Although IIIS operates on a fully independent basis and makes its own investment decisions in rendering investment advice, it has access to the extensive research and other resources of CNCA's group of affiliated entities. The investment personnel of IIIS also are employed by and act as investment personnel for Indocam and/or Indocam Hong Kong Limited, an affiliate of IIIS that serves as adviser to certain Asian country funds. The address of IIIS is 90 Boulevard Pasteur, Paris, France 75015.

The principal executive officer and the directors of IIIS are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name*                                     Principal Occupation
--------------------------------------------------------------------------------

Jean-Claude Kaltenbach                    Chairman Chairman and Chief Executive
Principal Executive Officer,              Officer of IIIS.
--------------------------------------------------------------------------------
Ian Gerald McEvatt                        Managing Director and Chief Investment
Director                                  Officer of Indocam Hong Kong Ltd.
--------------------------------------------------------------------------------
Claude Rene Doumic                        Chairman of Societe de Port de Tanger
Director                                  (closed-end fund).
--------------------------------------------------------------------------------
Didier Guyot de la Pommeraye              International Development for Indosuez
Director                                  Asset Management.
--------------------------------------------------------------------------------
Charles Denis Jules Vergnot               Chairman of Danubexsa.
Director
--------------------------------------------------------------------------------
Eric Harrison Jostrom                     Chief Executive Officer and Chief
Director                                  Investment Officer of Constitution
                                          Management Company, Inc.
--------------------------------------------------------------------------------
* The business address of each person listed is 90 Boulevard Pasteur, Paris, France 75015.

The Adviser

The adviser is a wholly owned subsidiary of The Berkeley Financial Group, Inc. (the "Berkeley Group"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Insurance Company"). The adviser currently has more than $30 billion in assets under management in its capacity as investment adviser to the fund and other funds in the John Hancock Group of Funds as well as other institutional accounts.

The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.



-----------------------------------------------------------------------------------------------
Name and Address                               Principal Occupation
-----------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr.                        Chairman and Chief Executive Officer of the
Principal Executive Officer, Chairman          adviser, the Berkeley Group, John Hancock
101 Huntington Avenue                          Funds, Inc., Transamerica Fund Management
Boston, MA 02199                               Company, Sovereign Asset Management
                                               Corporation, NM Capital Management, Inc.,
                                               JHAI and First Signature Bank & Trust
                                               Company; Director of John Hancock Insurance
                                               Agency, Inc. and John Hancock Advisers
                                               International (Ireland) Ltd.
-----------------------------------------------------------------------------------------------
Foster L. Aborn                                Director of John Hancock Insurance Agency,
Director                                       Inc., John Hancock Capital Growth
John Hancock Place                             Management, Inc., the Berkeley Group, the
P.O. Box 111                                   adviser, John Hancock Funds, Inc.,
Boston, MA 02117                               Independence Investment Associates, Inc.,
                                               the Insurance Company, John Hancock Capital
                                               Corporation and John Hancock Subsidiaries,
                                               Inc.
-----------------------------------------------------------------------------------------------
Stephen L. Brown                               Chairman and Chief Executive Officer of the
Director                                       Insurance Company; Director of John Hancock
John Hancock Place                             Insurance Agency, Inc., the Berkeley Group,
P.O. Box 111                                   the adviser, John Hancock Funds, Inc. and
Boston, MA 02117                               John Hancock Subsidiaries, Inc.
-----------------------------------------------------------------------------------------------

                                       4

-----------------------------------------------------------------------------------------------
Name and Address                               Principal Occupation
-----------------------------------------------------------------------------------------------
David F. D'Alessandro                          Director of John Hancock Insurance Agency,
Director                                       Inc., the adviser, the Berkeley Group, John
John Hancock Place                             Hancock Funds, Inc. and John Hancock
P.O. Box 111                                   Subsidiaries, Inc.; Chairman and Director,
Boston, MA 02117                               John Hancock Variable Life Insurance Company
                                               and John Hancock Mutual Life Insurance
                                               Company of America; Director, President and
                                               Chief Operating Officer of the Insurance
                                               Company.
-----------------------------------------------------------------------------------------------
John M. DeCiccio                               Director of John Hancock Insurance Agency,
Director                                       Inc., the Berkeley Group, the adviser, John
John Hancock Place                             Hancock Funds, Inc. and the Insurance
P.O. Box 111                                   Company.
Boston, MA 02117
-----------------------------------------------------------------------------------------------
William C. Fletcher                            President and Director of Independence
Director                                       Investment Associates, Inc.; Director of
John Hancock Place                             Independence International Associates, Inc.,
P.O. Box 111                                   John Hancock Insurance Agency, Inc., the
Boston, MA 02117                               Berkeley Group, the adviser, John Hancock
                                               Funds, Inc., Hancock Natural Resource Group,
                                               Inc. and Hancock Energy Resources
                                               Management, Inc.; Chairman and Director of
                                               JHM Capital Management, Inc.
-----------------------------------------------------------------------------------------------
Maureen R. Ford                                President of broker/dealer distribution of
Director                                       the Insurance Company; Director of the
101 Huntington Avenue                          adviser, the Berkeley Group, John Hancock
Boston, MA 02199                               Funds, Inc.; President and Director of John
                                               Hancock Insurance Agency, Inc.
-----------------------------------------------------------------------------------------------
Anne C. Hodsdon                                Director, President and Chief Operating
Director, President, Chief                     Officer of the adviser and the Berkeley
Operating Officer and                          Group; Director and Executive Vice President
Chief Investment Officer                       of John Hancock Funds, Inc.; President and
101 Huntington Avenue                          Director of NM Capital Management, Inc.,
Boston, MA 02199                               Sovereign Asset Management Corporation and
                                               Transamerica Fund Management Company;
                                               Director of John Hancock Insurance Agency,
                                               Inc., John Hancock International (Ireland)
                                               Ltd. and JHAI.
-----------------------------------------------------------------------------------------------

                                       5

-----------------------------------------------------------------------------------------------
Name and Address                               Principal Occupation
-----------------------------------------------------------------------------------------------
David A. King                                  Chief Executive Officer, President and
Director                                       Director of John Hancock Signature Services,
John Hancock Place                             Inc.; Chairman of Networking Insurance
P.O. Box 111                                   Agency; Vice Chairman of First Signature
Boston, MA 02117                               Bank & Trust; Director of John Hancock
                                               Insurance Agency, Inc., the adviser, the
                                               Berkeley Group and John Hancock Funds, Inc.;
                                               Senior Vice President of the Insurance
                                               Company.
-----------------------------------------------------------------------------------------------
Jeanne M. Livermore                            Director of John Hancock Insurance Agency,
Director                                       Inc., the Berkeley Group, the adviser, John
John Hancock Place                             Hancock Funds, Inc. and JHAI; Senior Vice
P.O. Box 111                                   President of the Insurance Company.
Boston, MA 02117
-----------------------------------------------------------------------------------------------
Thomas E. Moloney                              Chief Financial Officer of the Insurance
Director                                       Company; Director of John Hancock Insurance
John Hancock Place                             Agency, Inc., the adviser, the Berkeley
P.O. Box 111                                   Group, John Hancock Funds, Inc., John
Boston, MA 02117                               Hancock Realty Services and John Hancock
                                               Capital Corporation; Chairman of John
                                               Hancock Property & Casualty; Director and
                                               Chief Financial Officer of John Hancock
                                               Subsidiaries, Inc.; Director and Chairman of
                                               John Hancock Signature Services, Inc.
-----------------------------------------------------------------------------------------------
Richard S. Scipione                            General Counsel of the Insurance Company;
Director                                       Director of John Hancock Insurance Agency,
John Hancock Place                             Inc., Sovereign Asset Management
P.O. Box 111                                   Corporation, NM Capital Management, Inc.,
Boston, MA 02117                               the Berkeley Group, the adviser, John
                                               Hancock Funds, Inc. and Signator Investors,
                                               Inc.
-----------------------------------------------------------------------------------------------
Robert H. Watts                                Executive Vice President of Signator
Director                                       Investors, Inc.; Senior Vice President of
John Hancock Place                             the Insurance Company; Director of John
P.O. Box 111                                   Hancock Insurance Agency, Inc., the Berkeley
Boston, MA 02117                               Group, the adviser and JHAI.
-----------------------------------------------------------------------------------------------

                                       6


John Hancock Advisers International Ltd.

JHAI is a wholly owned subsidiary of the adviser and currently manages more than $400 million in assets.

The principal executive officer and the directors of JHAI are listed below, along with their principal occupations.

-----------------------------------------------------------------------------------------------
Name and Address                               Principal Occupation
-----------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr.                        Chairman and Chief Executive Officer of the
Chairman                                       adviser, the Berkeley Group, John Hancock
101 Huntington Avenue                          Funds, Inc., Transamerica Fund Management
Boston, MA 02199                               Company, Sovereign Asset Management
                                               Corporation, NM Capital Management, Inc.,
                                               JHAI and First Signature Bank & Trust
                                               Company; Director of John Hancock Insurance
                                               Agency, Inc. and John Hancock Advisers
                                               International (Ireland) Ltd.
-----------------------------------------------------------------------------------------------
John L. Wills                                  Managing Director and Director of JHAI;
Managing Director                              Senior Vice President of adviser; Director
Duke's Court, 6th Floor                        of John Hancock Advisers International
32-36 Duke Street St. James's                  (Ireland) Ltd.
London SWIY6DF
-----------------------------------------------------------------------------------------------
Anne C. Hodsdon                                 Director, President and Chief Operating
Director                                        Officer of the adviser and the Berkeley
101 Huntington Avenue                           Group; Director and Executive Vice President
Boston, MA 02199                                of John Hancock Funds, Inc.; President and
                                                Director of NM Capital Management, Inc.,
                                                Sovereign Asset Management Corporation and
                                                Transamerica Fund Management Company;
                                                Director of John Hancock Insurance Agency,
                                                Inc., John Hancock International (Ireland)
                                                Ltd. and JHAI.
-----------------------------------------------------------------------------------------------
Jeanne M. Livermore                             Director of John Hancock Insurance Agency,
Director                                        Inc., the Berkeley Group, the adviser, John
John Hancock Place                              Hancock Funds, Inc. and JHAI; Senior Vice
P.O. Box 111                                    President of the Insurance Company.
Boston, MA 02117
-----------------------------------------------------------------------------------------------
Robert H. Watts                                 Executive Vice President of Signator
Director                                        Investors, Inc.; Senior Vice President of
John Hancock Place                              the Insurance Company; Director of John
P.O. Box 111                                    Hancock Insurance Agency, Inc., the Berkeley
Boston, MA 02117                                Group, the adviser and JHAI.
-----------------------------------------------------------------------------------------------

                                       7

The Proposed and Existing Contracts

The following is a summary of the material terms of the proposed and existing contracts. In describing the proposed contract, this summary is qualified by reference to the form of proposed contract attached to this proxy statement as Exhibit A.

Compensation. The existing contract and the proposed contract (collectively, the "contracts") provide that JHAI or IIIS, as the case may be, is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contracts also provide that the adviser, not the fund, will pay the subadvisory fees.

The proposed contract requires the adviser to pay quarterly to IIIS a subadvisory fee, which is accrued daily and on an annual basis is equal to 50% of the gross management fee received by the adviser with respect to the fund's average daily net assets.

The existing contract requires the adviser to pay JHAI a subadvisory fee, which is accrued daily, based on a percentage of the fund's average daily net assets as follows:

       Average Daily Net Assets                  Percent of Average
           Managed by JHAI                        Daily Net Assets

        First $200 million                             0.70%
     Amount Over $200 million                         0.6375%

For the fund's fiscal year ended October 31, 1998, the adviser paid JHAI
$1,208,204 in subadvisory fees.

If the proposed contract is approved by the fund's shareholders, JHAI will voluntarily limit its subadvisory fee to 0.05% of the fund's average daily net assets effective December 2, 1999 or such later date as determined by the officers of the fund.

Term. If approved by shareholders of the fund, the proposed contract will take effect as of December 1, 1999 and will remain in effect until December 1, 2001.
Thereafter, the proposed contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in Both Contracts and in the Management Contract."

Provisions Contained in Both Contracts and in the Management Contract

Limitation of Liability. The management and the subadvisory contracts provide that the adviser, JHAI and IIIS are not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser, JHAI or IIIS in the performance of its duties or from the reckless disregard of its obligations and duties under the contracts.

                                       8


Termination, Continuance and Amendment. Except as described above for the proposed contract, each contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your fund's trustees, or (b) a majority of your fund's outstanding voting securities, as defined in the 1940 Act. Each contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by the adviser, JHAI or IIIS, as the case may be. Each contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the fund's investment adviser.

Use of Name "John Hancock." Under the management contract and the existing contract, if the adviser ceases to act as the fund's investment adviser, the fund (to the extent that it lawfully can) must cease to use the name "John
Hancock Global Fund" or any name derived from the name "John Hancock" or any other name indicating that the fund is advised by or otherwise associated with the adviser.

The Management Contract

Under the management contract, the adviser, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. The adviser furnishes the fund with advice and recommendations consistent with the investment policies of the fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

o advises the fund in connection with policy decisions to be made by the trustees;

o furnishes the fund with research, economic and statistical data in connection with the fund's investments and policies;

o provides day-to-day administration;

o investigates and conducts relations with issuers of securities to be purchased by the fund;

o provides required reports and recommendations to the trustees and maintains the records of the fund; and

o assists the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides the fund with office space, supplies and other facilities required for the business of the fund. The adviser pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the fund are borne by the fund, including fees of the independent trustees and

                                       9


all fees of lawyers and accountants. The Fund pays an investment management fee to the adviser approximately equivalent on an annual basis to a stated percentage of the average daily net assets of the fund as set forth below:


                   Net Asset Value             Annual Rate

                 First $100 million               0.90%
                 Next $200 million                0.80%
                 Next $200 million                0.75%
              Amount over $500 million           0.625%

During the fiscal year ended October 31, 1998, the fund paid the adviser
$1,489,223 in management fees.

Analysis of Proposal and Review of Trustees

The trustees have determined that the terms of the proposed contract are fair and reasonable. In approving the proposed contract and recommending its approval by the shareholders of the fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the fund and took into account all factors they deemed relevant.

In evaluating the proposed contract, the trustees carefully reviewed materials furnished by the adviser relating to IIIS and its affiliates and their personnel, operations and financial condition. The trustees considered the extensive international investment management expertise of IIIS as beneficial to the fund. The trustees also deemed important the favorable history, reputation and qualification of IIIS' parent company, Credit Agricole, and the level of resources available to IIIS through Credit Agricole and its subsidiaries in providing investment subadvisory services to the fund. Additionally, the trustees considered that JHAI will voluntarily agree to limit its subadvisory fee to 0.05% of the fund's average daily net assets effective as of December 1, 1999 or such later date as determined by the officers of the fund. Other factors deemed important by the trustees in making their recommendation are (i) the possibility of benefits that may be realized by the fund as a result of IIIS serving as the fund's investment subadviser; and (ii) other factors deemed relevant by the trustees.

The trustees also considered possible benefits to IIIS under the proposed contract, including the ability of IIIS (a) to cause the fund to execute securities transactions with brokers that are affiliated with Credit Agricole, subject to compliance with the requirements of the 1940 Act and procedures adopted by, and with the oversight of, the trustees and (b) to obtain soft dollar brokerage and research services from brokers that are not affiliated with Credit Agricole who effect securities transactions on behalf of the fund.
Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the trust, the adviser, JHAI or IIIS.

Trustees' Evaluation and Recommendation

The trustees, including all of the independent trustees, by a vote cast at a meeting held on September 14, 1999 unanimously approved and voted to

                                       10


recommend to the shareholders of the fund that they adopt the proposed contract.
If the shareholders of the fund approve the proposed contract, the proposed contract will take effect as of December 1, 1999.

The trustees of your fund recommend that the shareholders of your fund vote
"for" the proposed contract.

                               PROPOSALS 2(a)-(j)

                            AMENDMENTS TO THE FUND'S

                            INVESTMENT RESTRICTIONS

The adviser and your board of trustees recommend that the following changes be made to modernize your fund's fundamental investment restrictions. These changes will provide your fund with a set of investment restrictions that reflect the current legal and investment environment. Similar changes have already been made to other John Hancock funds. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval.

The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. However, your fund is also subject to a number of fundamental restrictions that are not required by the 1940 Act or any other current laws. These restrictions were adopted in the past to reflect certain regulatory, business or industry conditions which are no longer in effect. It is also recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the Securities and Exchange
Commission (the "SEC"). In addition, it is recommended that the fund's borrowing and lending restrictions be liberalized to permit the fund the flexibility to make loans and to borrow from other John Hancock funds.

The adviser expects that you will benefit from these proposed changes to the fund's fundamental investment restrictions in several ways. First, the proposed changes to the fund's fundamental restrictions expand the range of investment opportunities and techniques available to manage the fund's portfolio. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the fund's fundamental restrictions will provide the fund with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent. Nevertheless, the fund has no current intention of changing its actual investment strategies as a result of these amendments. In addition, the fund's investment objective of long-term growth of capital remains the same.

Second, the proposed changes to the fund's investment restrictions will parallel the investment restrictions of other funds managed by the adviser,

                                       11


facilitating the adviser's compliance efforts. Also, modernized restrictions will allow investors to better understand the characteristics and risks associated with the fund.

Third, your fund will benefit from the flexibility of being able to lend to and borrow from other funds in the John Hancock family. Through interfund lending and borrowing, your fund may receive more favorable loan terms than from banks and may receive higher returns on loans, pay lower interest rates on borrowing and incur lower transaction costs.

Proposed Amendments to Investment Restrictions

The table below sets forth your fund's current fundamental restrictions in the left hand column and the proposed fundamental restrictions in the right hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be reordered in the fund's revised statement of additional information to parallel those of other John Hancock funds.

------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(a)      The fund may not purchase securities on                         Amended and reclassified as a
          margin or sell short, except that the fund                      non-fundamental restriction (not required to
          may obtain such short-term credits as are                       be fundamental by the 1940 Act): The fund
          necessary for the clearance of securities                       may not purchase securities on margin or
          transactions. The deposit or payment by the                     sell short, except that the fund may obtain
          fund of initial or maintenance margin in                        such short-term credits as may be necessary
          connection with futures contracts or related                    for the clearance of securities
          options transactions is not considered the                      transactions.
          purchase of a security on margin.
                                                                                        *  *  *  *

                                                                          Explanation: The board has adopted a
                                                                          non-fundamental restriction prohibiting the
                                                                          fund from purchasing securities on margin
                                                                          and short selling. The non-fundamental
                                                                          restriction is substantively identical to
                                                                          the existing fundamental restriction.
------------------------------------------------------------------------------------------------------------------------------------
2(b)      The fund may not borrow money, except from                      Amended as follows: The fund may not borrow
          banks temporarily for extraordinary or                          money, except: (i) for temporary or
          emergency purposes (not for leveraging or                       short-term purposes or for the clearance of
          investment) and then in an aggregate amount                     transactions in amounts not to exceed 33
                                                                          1/3% of the value of
------------------------------------------------------------------------------------------------------------------------------------

                                       12

------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(b)      not in excess of 10% of the value of the                        the fund's total assets (including the
          fund's total assets at the time of such                         amount borrowed) taken at market value; (ii)
          borrowing, provided that the fund will not                      in connection with the redemption of fund
          purchase securities for investment while                        shares or to finance failed settlements of
          borrowings equaling 5% or more of the fund's                    portfolio trades without immediately
          total assets are outstanding.                                   liquidating portfolio securities or other
                                                                          assets; (iii) in order to fulfill
                                                                          commitments or plans to purchase additional
                                                                          securities pending the anticipated sale of
                                                                          other portfolio securities or assets; (iv)
                                                                          in connection with entering into reverse
                                                                          repurchase agreements and dollar rolls, but
                                                                          only if after each such borrowing there is
                                                                          asset coverage of at least 300% as defined
                                                                          in the 1940 Act; and (v) as otherwise
                                                                          permitted under the 1940 Act. The fund may
                                                                          borrow money from other investment companies
                                                                          managed or distributed by the fund's
                                                                          investment adviser or any affiliate of the
                                                                          investment adviser. For purposes of this
                                                                          investment restriction, the deferral of
                                                                          trustees' fees and transactions in all types
                                                                          of derivative instruments are not considered
                                                                          to be borrowing.

                                                                                           * * * *

                                                                          Explanation: The amended restriction
                                                                          broadens the fund's ability to borrow to the
                                                                          extent permitted under the 1940 Act and
                                                                          affords the fund additional flexibility to
                                                                          borrow money for other than extraordinary or
                                                                          emergency purposes if the adviser determines
                                                                          such borrowing is in the best interests
------------------------------------------------------------------------------------------------------------------------------------

                                       13

------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(b)                                                                      of the fund and is consistent both with the
cont.                                                                     fund's investment objective and with the
                                                                          requirements of the 1940 Act.

                                                                          In addition, the existing restriction has
                                                                          been amended to allow the fund to borrow
                                                                          from other John Hancock funds.
------------------------------------------------------------------------------------------------------------------------------------
2(c)      The fund may not act as an underwriter of                       Amended as follows: The fund may not act as
          securities of other issuers, except to the                      an underwriter, except to the extent that in
          extent that it may be deemed to act as an                       connection with the disposition of portfolio
          underwriter in certain cases when disposing                     securities, the fund may be deemed to be an
          of restricted securities.                                       underwriter for purposes of the Securities
                                                                          Act of 1933.

                                                                                            * * * *

                                                                          Explanation: The 1940 Act prohibits the fund
                                                                          from underwriting securities of other
                                                                          issuers. The amended restriction is
                                                                          substantively identical to the current
                                                                          restriction, but is rewritten to conform the
                                                                          restriction to the language of the other
                                                                          John Hancock funds' restrictions.
------------------------------------------------------------------------------------------------------------------------------------
2(d)      The fund may not issue senior securities                        Amended as follows: The fund may not issue
          except as appropriate to evidence                               senior securities, except as permitted by
          indebtedness which the fund is permitted to                     paragraph 2(b) above and paragraphs 2(h) and
          incur, provided that, to the extent                             2(i) below. For purposes of this
          applicable, (i) the purchase and sale of                        restriction, the issuance of shares of
          futures contracts or related options, (ii)                      beneficial interest in multiple classes or
          collateral arrangements with respect to                         series, the purchase or sale of options,
          futures contracts, related options, forward                     futures contracts and options on futures
          foreign currency exchange contracts or other                    contracts, forward commitments, forward
          permitted investments of the fund as                            foreign exchange contracts and repurchase
          described in the                                                agreements entered
------------------------------------------------------------------------------------------------------------------------------------

                                       14

------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(d)      Prospectus, including deposits of initial                        into in accordance with the fund's
cont.     and variation margin, and (iii) the                              investment policies, are not considered an
          establishment of separate classes of shares                      issuance of senior securities.
          of the fund for providing alternative
          distribution methods are not considered to                                       * * * *
          be the issuance of senior securities for
          purposes of this restriction.                                    Explanation: This restriction has been
                                                                           amended for clarity, but has not been
                                                                           substantively changed.
------------------------------------------------------------------------------------------------------------------------------------
2(e)      The fund may not invest more than 5% of the                      Eliminated (not required by the 1940 Act).
          fund's total assets in warrants, whether or
          not the warrants are listed on the New York                                     *  *  *  *
          or American Stock Exchanges, or more than 2%
          of the value of the fund's total assets in                       Explanation: This restriction was imposed on
          warrants which are not listed on those                           the fund by state securities regulations
          exchanges. Warrants acquired in units or                         that no longer apply to the fund
          attached to securities are not included in
          this restriction.
------------------------------------------------------------------------------------------------------------------------------------
2(f)       The fund may not purchase securities of any                     Amended and reclassified as a
           one issuer, except securities issued or                         non-fundamental restriction (not required to
           guaranteed by the U.S. Government, its                          be fundamental by the 1940 Act): The fund
           agencies or instrumentalities, if                               may not purchase securities of an issuer
           immediately after such purchase more than 5%                    (other than the U.S. government, its
           of the value of the fund's total assets                         agencies or instrumentalities), to an extent
           would be invested in such issuer or the fund                    inconsistent with the Fund's diversified
           would own or hold more than 10% of the                          status under the Investment Company Act of
           outstanding voting securities of such                           1940.
           issuer; provided, however, that with respect
           to the fund, up to 25% of the value of the                                       * * * *
           fund's total assets may be invested without
           regard to these limitations.                                    Explanation: The diversification restriction
                                                                           has been rewritten to conform the
                                                                           restriction to the language of the other
                                                                           John Hancock funds' restrictions. The
                                                                           amended restriction is substantively
                                                                           identical to the current restriction.
------------------------------------------------------------------------------------------------------------------------------------

                                       15

------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(g)       The fund may not purchase or sell real                          Amended as follows: The fund may not
           estate although the fund may purchase and                       purchase, sell or invest in real estate, but
           sell securities which are secured by real                       subject to its other investment policies and
           estate, mortgages or interests therein, or                      restrictions may invest in securities of
           issued by companies which invest in real                        companies that deal in real estate or are
           estate or interests therein; provided,                          engaged in the real estate business. These
           however, that the fund will not purchase                        companies include real estate investment
           real estate limited partnership interests.                      trusts and securities secured by real estate
                                                                           or interests in real estate. The fund may
                                                                           hold and sell real estate acquired through
                                                                           default, liquidation or other distributions
                                                                           of an interest in real estate as a result of
                                                                           the fund's ownership of securities.

                                                                                           * * * *

                                                                           Explanation: This restriction has been
                                                                           amended for clarity and to conform the
                                                                           restriction to the language of the other
                                                                           John Hancock funds' restrictions, but has
                                                                           not been substantively changed.
------------------------------------------------------------------------------------------------------------------------------------
2(h)       The fund may not purchase or sell                               Amended as follows: The fund may not invest
           commodities or commodity futures contracts                      in commodities or commodity futures
           or interests in oil, gas or other mineral                       contracts, other than financial derivative
           exploration or development programs, except                     contracts. Financial derivatives include
           the fund may engage in such forward foreign                     forward currency contracts; financial
           currency contracts and/or purchase or sell                      futures contracts and options on financial
           such futures contracts and options thereon                      futures contracts; options and warrants on
           as described in the Prospectus.                                 securities, currencies and financial
                                                                           indices; and swaps, caps, floors, collars
                                                                           and swaptions; and repurchase agreements
                                                                           entered into in accordance with the fund's
                                                                           investment policies.

                                                                                             * * * *
------------------------------------------------------------------------------------------------------------------------------------

                                       16


------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(h)                                                                       Explanation: This restriction has been
cont.                                                                      amended for clarity, to conform the
                                                                           restriction to the language of the other
                                                                           John Hancock funds' restrictions and to add
                                                                           references to additional types of derivative
                                                                           instruments, but otherwise has not been
                                                                           substantively changed.
------------------------------------------------------------------------------------------------------------------------------------
2(i)       The fund may not make loans, except that the                     Amended as follows: The fund may not make
           fund may purchase or hold debt instruments                       loans, except that the fund may (1) lend
           and may enter into repurchase agreements                         portfolio securities in accordance with the
           (subject to [the fund's non-fundamental                          fund's investment policies up to 33 1/3% of
           restrictions on illiquid securities]) in                         the fund's total assets taken at market
           accordance with its investment objectives                        value, (2) enter into repurchase agreements,
           and policies and make loans of portfolio                         (3) purchase all or a portion of an issue of
           securities provided that as a result, no                         publicly distributed debt securities, bank
           more than 10% of the fund's total assets,                        loan participation interests, bank
           taken at current value would be so loaned.                       certificates of deposit, bankers'
                                                                            acceptances, debentures or other securities,
                                                                            whether or not the purchase is made upon the
                                                                            original issuance of the securities, and (4)
                                                                            make loans to other investment companies
                                                                            managed or distributed by the fund's
                                                                            investment adviser or any affiliate of the
                                                                            investment adviser.

                                                                                            * * * *

                                                                            Explanation: The amended restriction
                                                                            clarifies the fund's lending policy,
                                                                            broadens its ability to make loans to the
                                                                            extent permitted under the 1940 Act and
                                                                            allows the fund to lend money to other John
                                                                            Hancock funds.
------------------------------------------------------------------------------------------------------------------------------------

                                       17

------------------------------------------------------------------------------------------------------------------------------------
                  Current Fundamental                                               Amended Fundamental
                      Restriction                                                       Restriction
------------------------------------------------------------------------------------------------------------------------------------
2(j)       The fund may not purchase any securities                         Amended as follows: The fund may not
           which would cause more than 25% of the                           purchase the securities of issuers
           market value of the fund's total assets at                       conducting their principal activity in the
           the time of such purchase to be invested in                      same industry if, immediately after such
           the securities of one or more issuers having                     purchase, the value of its investments in
           their principal business activities in the                       such industry would equal or exceed 25% of
           same industry, provided that there is no                         its total assets taken at market value at
           limitation with respect to investments in                        the time of such purchase. This limitation
           obligations issued or guaranteed by the U.S.                     does not apply to investments in obligations
           Government, its agencies or                                      of the U.S. Government or any of its
           instrumentalities.                                               agencies or instrumentalities.

                                                                                           *  *  *  *

                                                                            Explanation: The 1940 Act requires that the
                                                                            fund adopt a fundamental restriction with
                                                                            respect to concentrating its investments in
                                                                            particular industries. The amended
                                                                            restriction is substantively identical to
                                                                            the current restriction, but is rewritten to
                                                                            conform to the language of the other John
                                                                            Hancock funds.
------------------------------------------------------------------------------------------------------------------------------------


Board Evaluation and Recommendation

The trustees believe that the proposed amendments to the fund's restrictions will more clearly reflect current regulatory practice and expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals to change the fund's fundamental investment restrictions described above.

Each proposal will be voted on separately, so that if the required approval of a change to a restriction is not obtained, the existing investment restriction(s) will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote "for" all the proposed amendments to the fund's investment restrictions.

                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

         or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $8,000. The adviser will pay 20% of this cost.

The mailing address of the fund, the adviser and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 14, 1999, _____________ shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 14, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 14, 1999, the following persons owned of record or beneficially 5% or more of the outstanding shares of your fund.


               Name and Address                Number of Shares Owned



As of September 14, 1999, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

                                   EXHIBIT A

                       JOHN HANCOCK INVESTMENT TRUST III

                            John Hancock Global Fund
                       Sub-Investment Management Contract
                             Dated December 1, 1999

                          JOHN HANCOCK ADVISERS, INC.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199

                       JOHN HANCOCK INVESTMENT TRUST III
                            John Hancock Global Fund
                             101 Huntington Avenue
                          Boston, Massachusetts 02199

                   INDOCAM INTERNATIONAL INVESTMENT SERVICES
                              90 Boulevard Pasteur
                              Paris, FRANCE 75015

                       Sub-Investment Management Contract

Ladies and Gentlemen:

         John Hancock Investment Trust III (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the date hereof, the Trust has four series of shares, representing interests in John Hancock Global Fund, John Hancock Large Cap Growth Fund, John Hancock International Fund and John Hancock Mid Cap Growth Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the John Hancock Global Fund (the "Fund"), and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated July 1, 1996, between the Trust, the Fund and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected Indocam International Investment Services (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Amended and Restated Declaration of Trust of the Trust, dated July 1, 1996, as amended from time to time (the "Declaration of Trust");

         (b) By-Laws of the Trust as in effect on the date hereof; (c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

         (d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

         (e) the Investment Management Contract;

         (f) the Fund's portfolio compliance checklists;

         (g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information; and

         (h) the Fund's Code of Ethics.

The Trust will furnish to the Sub-Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

                  (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options;

                  (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

                  (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

                  (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

                  (e) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

                  (f) consistent with provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

                  (g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

                  (h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

                  (i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

                  (j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this Agreement:

                  (a)  the   compensation   and  expenses  of  Trustees  and  of
independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

                  (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

                  (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

                  (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

                  (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(j) to the Adviser;

                  (f) brokers'  commissions and  underwriting  fees; and

                  (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears, a fee at the annual rate of 50% of the investment advisory fee received by the Adviser.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

         In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

         Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust and the Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock Global Fund through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2001, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous. (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Investment Trust III is the designation of the Trustees under the Amended and Restated Declaration of Trust dated July 1, 1996, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust. (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

                            Yours very truly,

                            JOHN HANCOCK INVESTMENT TRUST III
                            on behalf of John Hancock Global Fund
                            By: ______________________________________
                                         President

The foregoing contract is hereby agreed to as of the date hereof.


                       JOHN HANCOCK ADVISERS, INC.

                       By: ______________________________________
                           Vice Chairman and Chief Investment Officer



                       INDOCAM INTERNATIONAL INVESTMENT SERVICES

                       By: ____________________________

                       Name:

                       Title:

--------------------------------------------------------------------------------
                                     THANK
                                      YOU

                                  for mailing
                                your proxy card
                                   promptly!



--------------------------------------------------------------------------------



[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

John Hancock Funds, Inc. Member NASD
101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713(TDD)

JOHN HANCOCK (R)                                                     030PX 10/99

                        JOHN HANCOCK INVESTMENT TRUST III

                            John Hancock Global Fund



                       Sub-Investment Management Contract







                                                         Dated December 1, 1999

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                        JOHN HANCOCK INVESTMENT TRUST III
                           - John Hancock Global Fund
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                    INDOCAM INTERNATIONAL INVESTMENT SERVICES
                              90 Boulevard Pasteur
                               Paris, FRANCE 75015


                       Sub-Investment Management Contract
                       ----------------------------------


Ladies and Gentlemen:

         John Hancock Investment Trust III (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the date hereof, the Trust has four series of shares, representing interests in John Hancock Global Fund, John Hancock Large Cap Growth Fund, John Hancock International Fund, and John Hancock Mid Cap Growth Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the John Hancock Global Fund (the "Fund"), and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated July 1, 1996, between the Trust, the Fund and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected Indocam International Investment Services (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Amended and Restated Declaration of Trust of the Trust, dated July 1, 1996, as amended from time to time (the "Declaration of Trust");

         (b) By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

         (d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

         (e) the Investment Management Contract;

         (f) the Fund's portfolio compliance checklists; and

         (g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information;

         (h) the Fund's Code of Ethics.

         The Trust will  furnish to the  Sub-Adviser  from time to time  copies,
properly  certified  or  otherwise  authenticated,   of  all  amendments  of  or
supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will, have investment discretion with respect to the Fund and will, at its own expense:

         (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including, the purchase and sale of options;

         (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

         (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e)  subject  to  prior  consultation  with  the  Adviser,   engage  in
negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

         (g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

         (h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

         (i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

         (j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this Agreement:

         (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

         (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

         (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

         (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(j) to the Adviser;

         (f) brokers' commissions and underwriting fees; and

         (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears, a fee at the annual rate of ____% of the Fund's average daily net assets.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

         In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

         Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust and the Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the
Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock Global Fund through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2001, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by
(a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous. (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Investment Trust III is the designation of the Trustees under the Amended and Restated Declaration of Trust dated July 1, 1996, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust. (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

                                 Yours very truly,

                                 JOHN HANCOCK INVESTMENT TRUST III
                                 on behalf of John Hancock Global Fund

                                 By:    ______________________________________
                                                     President

The foregoing contract is hereby agreed to as of the date hereof.

JOHN HANCOCK ADVISERS, INC.

By: ______________________________________
    Vice Chairman and Chief Investment Officer

INDOCAM INTERNATIONAL INVESTMENT SERVICES

By: ____________________________
Name:
Title:

s:\funds\invtriii\global\subinvmgcnt

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                            JOHN HANCOCK GLOBAL FUND
                SPECIAL MEETING OF SHAREHOLDERS- DECEMBER 1, 1999

The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Anne C. Hodsdon, Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Global Fund ("Global") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of International Equity to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on December 1, 1999 at 9:00 a.m., eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 5, 1999 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals.


Date___________________________________,


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other authorized officer.

o If a partnership, please sign in partnership name by authorized person


----------------------------------------
Signature

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.



1     To approve a new sub-investment management                 FOR         AGAINST     ABSTAIN
      contract between John Hancock Advisers, Inc. and
      Indocam International Investment Services.                 ___           ___         ___

2(a)  To amend and reclassify the fund's investment
      restriction on margin and short sales.                     ___           ___         ___

2(b)  To amend the fund's investment
      restrictions on borrowing money.                           ___           ___         ___

2(c)  To amend the fund's investment restrictions
      on underwriting securities.                                ___           ___         ___

2(d)  To amend the fund's investment restriction
      on issuing senior securities.                              ___           ___         ___

2(e)  To eliminate the fund's investment restriction
      on warrants.                                               ___           ___         ___

2(f)  To amend and reclassify the fund's investment
      restriction on diversification with respect to
      investment in any one issuer.                              ___           ___         ___

2(g)  To amend the fund's investment restriction on
      purchasing real estate.                                    ___           ___         ___

2(h)  To amend the fund's investment restriction on
      purchasing commodities.                                    ___           ___         ___

2(i)  To amend the fund's investment restriction on
      on making loans.                                           ___           ___         ___

2(j)  To amend the fund's investment restriction on
      on concentration with respect to investments in
      any one industry.                                          ___           ___         ___



           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD